Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 18, 2013 by and among COOPER-STANDARD HOLDINGS INC., a Delaware corporation (“Holdings”), COOPER-STANDARD AUTOMOTIVE INC., an Ohio corporation (the “U.S. Borrower”), COOPER-STANDARD AUTOMOTIVE CANADA LIMITED, an Ontario corporation (the “Canadian Borrower”, and together with the U.S. Borrower, the “Borrowers”), the other Loan Parties party hereto, BANK OF AMERICA, N.A., individually and as agent (the “Agent”), and the other financial institutions signatory hereto.

RECITALS

A. Holdings, the Borrowers, the other Loan Parties, the Agent and the Lenders are party to that certain Loan and Security Agreement dated as of May 27, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Loan Agreement.

B. Holdings, the Borrowers, the undersigned Loan Parties, the Agent and the undersigned Lenders wish to amend the Loan Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments to Loan Agreement. Upon the “Effective Date” (as defined below), the Loan Agreement shall be amended as follows:

(a) Clause (j) of the defined term “Permitted Contingent Obligations” in Section 1.1 of the Loan Agreement is hereby amended and restated and a new clause (k) is hereby added, in each case, to read as follows:

(j) arising under the Holdings Note Documents (including in the nature of a required guaranty of the obligations thereunder by the U.S. Borrower and the U.S. Domiciled Loan Parties); and (k) consisting of Contingent Obligations of a type not described in clauses (a) through (j) of this definition and not otherwise prohibited by the terms of this Agreement or the other Loan Documents so long as the Specified Transaction Conditions applicable to the incurrence of such Contingent Obligations shall have been satisfied in connection therewith.

(b) The defined term “Purchase Money Debt” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

Purchase Money Debt: (a) Debt (other than the Obligations, the Senior Note Debt, the Holdings Note Debt and the Permitted Senior Secured Debt) for payment of any of the purchase price of fixed assets or the costs of improvement or construction thereof; (b) Debt (other than the Obligations, the Senior Note Debt, the Holdings Note Debt and the Permitted Senior Secured Debt) incurred within one-hundred eighty (180) days before or after acquisition of any fixed assets, for the purpose of financing any of the purchase price, improvement or construction thereof; (c) any renewals, extensions or refinancings thereof; provided that the Refinancing Conditions are satisfied with respect thereto; and (d) to the extent not covered above, obligations under Capital Leases permitted hereunder.

(c) The defined term “Restricted Investment” in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the reference to “(o)” in clause (k) and replacing such reference with “(p)”, (ii) deleting the word “and” at the end of clause (n), (iii) replacing the period at the end of clause (o) with “; and” and (iv) adding a new clause (p) therein that reads as follows:

(p) Investments by Holdings in connection with the Equity Transactions.

(d) The defined term “Upstream Payment” in Section 1.1 of the Loan Agreement is hereby amended by deleting the word “and” at the end of clause (iv), replacing the period at the end of clause (v) with “; and” and adding a new clause (vi) therein that reads as follows:

(vi) a Distribution by a Borrower to Holdings or a Subsidiary of a Borrower to its Loan Party parent and, ultimately, to Holdings to the extent promptly used by Holdings to make payments (a) in connection with the Equity Transactions and (b) with respect to the Holdings Note Debt to the extent permitted by Section 10.2.6(h).

(e) Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

Equity Transactions: collectively, (i) an offer to redeem certain PIK dividend shares of Holdings’ 7% preferred stock, and the related redemption of any shares so tendered, (ii) a tender offer for shares of Holdings common stock, and the related purchase of any shares so tendered, (iii) payment of a dividend in respect of Holdings common stock or preferred stock and (iv) payment by Holdings of fees and expenses related to the foregoing, in an aggregate amount (with respect to the foregoing transactions set forth in clauses (i)-(iii) collectively) not to exceed $250,000,000.

Holdings Notes: up to $250,000,000 aggregate principal amount of Holdings’ unsecured notes, issued pursuant to the Holdings Note Indenture, as in effect on the Holdings Note Effective Date and as the same may be modified or amended from time to time in accordance with the terms hereof, and including any additional notes issued from time to time as PIK (payment-in-kind) in respect of interest thereon in accordance with the terms of the Holdings Note Documents.

Holdings Note Effective Date: the effective date of the Holdings Note Indenture pursuant to the terms thereto.

Holdings Note Debt: the Debt of Holdings and, to the extent guaranties are required with respect thereto, the other U.S. Domiciled Loan Parties outstanding under and pursuant to the Holdings Note Documents.

Holdings Note Documents: the Holdings Notes, the Holdings Note Indenture and all other documents executed and delivered with respect to the Holdings Notes, in each case as in effect on the Holdings Note Effective Date and as the same may be modified or amended from time to time in accordance with the terms hereof.

Holdings Note Indenture: the Indenture dated as of the Holdings Note Effective Date among Holdings and the other parties thereto, as in effect on the Holdings Note Effective Date and as the same may be modified or amended from time to time in accordance with the terms hereof.

(f) Clause (u) of Section 9.1.15 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(u) the Senior Note Documents (as in effect on the Closing Date) and the Holdings Note Documents (as in effect on the Holdings Note Effective Date),

(g) Clause (j) of Section 10.1.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(j) upon receipt or delivery thereof by or to any Loan Party or Subsidiary, any notice of “Default” or “Event of Default” (under and as defined in the Senior Note Documents, the Holdings Note Documents or the Permitted Senior Secured Debt Documents) and, without duplication of any report required to be provided hereunder, each material report required to be provided pursuant to the Senior Note Indenture, the Holdings Note Documents or the Permitted Senior Secured Debt Document and, upon execution thereof, any waiver, amendment or other modification to the Senior Note Documents, the Holdings Note Documents or the Permitted Senior Secured Debt Documents.

(h) Clause (i) of Section 10.1.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(i) without duplication of any notice required to be provided hereunder, each material notice required to be provided pursuant to the Senior Note Indenture, the Holdings Note Documents or the Permitted Senior Secured Debt Documents; and

(i) Section 10.2.1 of the Loan Agreement is hereby amended by deleting the word “and” at the end of clause (s), replacing the period at the end of clause (t) with “; and” and amending and restating clauses (l) and (m) and adding a new clause (u) therein that, in each case, reads as follows:

(l) Permitted Senior Secured Debt, provided that (1) the incurrence of such Debt is permitted under the Senior Notes (as in effect on the Closing Date and without respect to any “Suspended Covenant” provisions), (2) the incurrence of such Debt is permitted under the Holdings Notes (as in effect on the Holdings Note Effective Date and without respect to any “Suspended Covenant” provisions), (3) if applicable, a Permitted Senior Secured Debt Intercreditor Agreement shall be entered into by each Loan Party, Agent and the respective Permitted Senior Secured Debt Collateral Agent and shall be in full force and effect and (4) the Loan Parties shall have entered into such amendments or other modifications to this Agreement as Agent shall have reasonably requested in connection with the incurrence of such Debt and such documents shall be in full force and effect;

(m) additional secured Debt that is not included in any of the preceding clauses of this Section and, provided that (1) the incurrence of such Debt is permitted under the Senior Notes (as in effect on the Closing Date and without respect to any “Suspended Covenant” provisions), (2) the incurrence of such Debt is permitted under the Holdings Notes (as in effect on the Holdings Note Effective Date and without respect to any “Suspended Covenant” provisions) and (3) the aggregate principal amount of Debt outstanding under this clause (m) shall not to exceed $25,000,000 at any time;

(u) Holdings Note Debt of Holdings and, to the extent guaranties are required with respect thereto, the other U.S. Domiciled Loan Parties in an original aggregate principal amount not to exceed $250,000,000 minus any principal payments or other reductions to principal made thereon or applied thereto, at any time outstanding.

(j) Section 10.2.2 of the Loan Agreement is hereby amended by deleting the word “and” at the end of clause (dd), replacing the period at the end of clause (ee) with “; and” and adding a new clause (ff) therein that reads as follows:

(ff) Liens in respect of the escrow arrangements established for the proceeds of the offering of the Holdings Notes (and any related amounts held in escrow), in each case solely to the extent established under, and in accordance with the terms of, the Holdings Note Documents.

(k) Section 10.2.6 of the Loan Agreement is hereby amended by deleting the word “or” at the end of clause (f), replacing the period at the end of clause (g) with “; or” and amending and restating clause (e) and adding a new clause (h) therein that, in each case, reads as follows:

(e) (i) regularly scheduled payments of principal, interest and fees, and mandatory prepayments of any other Borrowed Money or Debt permitted pursuant to Section 10.2.1 (other than the Obligations, Subordinated Debt, Senior Note Debt, Holdings Note Debt or Permitted Senior Secured Debt), in each case, on but not prior to the due date therefor (or for such portion or installment thereof then due) under the agreements evidencing such Debt as in effect on the Closing Date (or as amended thereafter with the consent of Agent) or refinanced in accordance with Section 10.2.1(h), and (ii) voluntary prepayments of any other Borrowed Money or Debt permitted pursuant to Section 10.2.1 (other than the Obligations, Subordinated Debt, Senior Note Debt, Holdings Note Debt or Permitted Senior Secured Debt), in each case, on but not prior to the due date therefor (or for such portion or installment thereof then due) under the agreements evidencing such Debt as in effect on the Closing Date (or as amended thereafter with the consent of Agent) or refinanced in accordance with Section 10.2.1(h) so long as in the case of this clause (ii), the applicable Specified Transaction Conditions have been satisfied with respect thereto;

(h) (i) regularly scheduled payments of principal, interest and fees, and mandatory prepayments of the Holdings Note Debt (including any special mandatory redemption, solely to the extent required under, and in accordance with the terms of, the Holdings Note Documents) and (ii) voluntary prepayments of the Holdings Note Debt so long as in the case of this clause (ii), the applicable Specified Transaction Conditions have been satisfied with respect thereto.

(l) Clause (ii) of Section 10.2.12 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(ii) under the Senior Note Documents or the Holdings Note Documents or, in each case, any Permitted Refinancing thereof,

(m) Section 10.2.13 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Enter into any Hedging Agreement, except to hedge risks arising under the Loan Documents, the Senior Note Documents, the Holdings Note Documents the Permitted Senior Secured Debt Documents or in the Ordinary Course of Business and, in any case, not for speculative purposes.

(n) Section 10.2.14 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Engage in any business, other than its business as conducted on the Closing Date or business directly related to the Holdings Note Documents or the Equity Transactions and, in each case, reasonable extensions thereof and other businesses reasonably incidental or related thereto (including relating to manufacturing processes), and any activities incidental thereto.

(o) Clause (a) of Section 10.2.15 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a) transactions contemplated by the Loan Documents, the Senior Note Documents and the Holdings Note Documents;

(p) Section 10.2.17 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Amendments to Senior Note Indenture or Holdings Note Indenture. Amend, supplement or otherwise modify any document, instrument or agreement relating to the Senior Note Indenture or the Holdings Note Indenture (or, in each case, any refinancing thereof otherwise permitted hereunder) if such modification (a) increases the principal balance of such Debt (in excess, in the case of any refinancing, of the amount specified therefor in the Refinancing Conditions) of, or increases any required payment of principal or interest; (b) accelerates the date on which any installment of principal or any interest is due, or adds any additional redemption, put or prepayment provisions; (c) shortens the final maturity date, the weighted average life to maturity or otherwise accelerates or increases amortization; (d) increases the interest rate; (e) increases or adds any material fees or charges or (f) modifies any covenant in a manner or adds any representation, covenant or default that is more onerous or restrictive in any material respect for any Loan Party or Subsidiary, or that is otherwise adverse in any material respect to any Loan Party, any Subsidiary or a Secured Party. Permit any Loan Party to have or assume any liability (whether primarily or as a guarantor) for any amounts due under any Senior Note Document or any Holdings Note Document unless such Person is or agrees to be similarly liable (both in scope and amount) for the payment of the Obligations.

(q) Section 10.2.19 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Permit Holdings to (A) conduct any business, other than the ownership of Equity Interests, the general administrative and corporate duties for its Subsidiaries incidental to its ownership thereof and in connection with the Equity Transactions and the Holdings Note Documents, (B) incur or suffer to exist any material liabilities or Debts (other that the Obligations hereunder and “Obligations” under and as defined in the Senior Note Indenture, the Holdings Note Indenture and the Permitted Senior Secured Debt Documents), (C) other than as set forth in clause (A), own any material assets or (D) grant any Liens on its assets, other than Liens in favor of Agent.

2. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants that:

(a) the execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of each Loan Party enforceable against each Loan Party in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(b) the representations and warranties of each Loan Party in the Loan Documents are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) on and as of the date hereof, (except for representations and warranties that expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of such earlier date); and

(c) immediately prior to or after giving effect to this Amendment, no Default or Event of Default exists.

3. Effective Date. This Amendment shall become effective upon the date (the “Effective Date”) each of the following conditions have been satisfied:

(a) the execution and delivery hereof by the undersigned Loan Parties, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders); and

(b) the Loan Parties shall have paid to the Administrative Agent all outstanding fees, invoiced costs and invoiced expenses (including, but not limited to, the fees, disbursements and other charges of counsel to the Administrative Agent) payable to the Administrative Agent and the Lenders pursuant to Section 10.04 of the Credit Agreement.

4. Reaffirmation. Each of the undersigned Guarantors hereby unconditionally consents to the terms of this Amendment and fully ratifies and affirms its respective obligations under the Loan Agreement and the other Loan Documents, taking into account this Amendment.

5. Reference to and Effect Upon the Loan Agreement.

(a) Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement or any Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

(c) This Amendment shall constitute a Loan Document for purposes of the Loan Agreement and the other Loan Documents.

6. Costs and Expenses. Each Borrower hereby affirms its obligation under Section 3.4 of the Loan Agreement to reimburse the Agent for all reasonable out-of-pocket expenses incurred by the Agent in connection with the negotiation and preparation of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Agent with respect thereto.

7. Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).

8. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

COOPER-STANDARD HOLDINGS INC., as a U.S. Facility Guarantor and a Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
Name: Timothy W. Hefferon
Title: Vice President, General Counsel & Secretary

COOPER-STANDARD AUTOMOTIVE INC., as the U.S. Borrower, a U.S. Facility Guarantor and a Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
Name: Timothy W. Hefferon
Title: Vice President, General Counsel & Secretary

COOPER-STANDARD AUTOMOTIVE CANADA LIMITED, as the Canadian Borrower and a Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
Name: Timothy W. Hefferon
Title: Vice President, General Counsel & Secretary

COOPER-STANDARD AUTOMOTIVE NC L.L.C., as a U.S. Facility Guarantor and Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
Name: Timothy W. Hefferon
Title: Vice President, General Counsel & Secretary

[Signature Page to Amendment No. 3]

COOPER-STANDARD AUTOMOTIVE OH, LLC, as a U.S. Facility Guarantor and Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
Name: Timothy W. Hefferon
Title: Vice President, General Counsel & Secretary

COOPER-STANDARD AUTOMOTIVE FLUID SYSTEMS MEXICO HOLDING LLC, as a U.S. Facility Guarantor and Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
Name: Timothy W. Hefferon
Title: Vice President, General Counsel & Secretary

CSA SERVICES INC., as a U.S. Facility Guarantor and Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
Name: Timothy W. Hefferon
Title: Vice President, General Counsel & Secretary

NISCO HOLDING COMPANY, as a U.S. Facility Guarantor and Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
Name: Timothy W. Hefferon
Title: Vice President, General Counsel & Secretary

[Signature Page to Amendment No. 3]

NORTH AMERICAN RUBBER, INCORPORATED, as a U.S. Facility Guarantor and Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Vice President, General Counsel & Secretary

STANTECH, INC., as a U.S. Facility Guarantor and Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Vice President, General Counsel & Secretary

STERLING INVESTMENTS COMPANY, as a U.S. Facility Guarantor and Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Vice President, General Counsel & Secretary

WESTBORN SERVICE CENTER, INC., as a U.S. Facility Guarantor and Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Vice President, General Counsel & Secretary

[Signature Page to Amendment No. 3]

COOPER-STANDARD AUTOMOTIVE FHS INC., as a U.S. Facility Guarantor and Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Vice President, General Counsel & Secretary

CS AUTOMOTIVE LLC, as a Canadian Facility Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Vice President, General Counsel & Secretary

[Signature Page to Amendment No. 3]

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and a U.S. Lender

By:	/s/ Thomas H. Herron
	Name:	Thomas H. Herron
	Title:	Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender

By:	/s/ Clara McGibbon
	Name:	Clara McGibbon
	Title:	Assistant Vice President

[Signature Page to Amendment No. 3]

DEUTSCHE BANK AG, NEW YORK BRANCH, as a U.S. Lender and a Canadian Lender

By:	/s/ Omayra Laucella
Name: Omayra Laucella
Title: Director

By:	/s/ Eric Pratt
Name: Eric Pratt
Title: Director

[Signature Page to Amendment No. 3]

UBS LOAN FINANCE LLC, as a U.S. Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

UBS AG CANADA BRANCH, as a Canadian Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

[Signature Page to Amendment No. 3]